UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 24, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Exelon Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On February 24, 2023 Constellation Energy Generation, LLC (Constellation) issued and sold $750,000,000 in aggregate principal amount of Senior Notes due 2028 (the 2028 Senior Notes) and $600,000,000 in aggregate principal amount of Senior Notes due 2033 (the 2033 Senior Notes, and collectively with the 2028 Senior Notes, the Senior Notes). See Item 2.03 below for a description of the Senior Notes and related agreements.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation

On February 24, 2023, Constellation issued and sold $750,000,000 in aggregate principal amount of the 2028 Senior Notes and $600,000,000 in aggregate principal amount of the 2033 Senior Notes. The Senior Notes were issued under an indenture, dated as of September 28, 2007, between Constellation and U.S. Bank Trust Company, National Association, as trustee.

The proceeds of the Senior Notes will be used, after deducting underwriters’ discounts and commissions and other estimated fees and expenses, for general corporate purposes.

The 2028 Senior Notes carry an interest rate of 5.600% per annum, which is payable semi-annually on March 1 and September 1, commencing September 1, 2023. The 2028 Senior Notes mature on March 1, 2028.

The 2033 Senior Notes carry an interest rate of 5.800% per annum, which is payable semi-annually on March 1 and September 1, commencing September 1, 2023. The 2033 Senior Notes mature on March 1, 2033.

The Senior Notes are subject to optional redemption as provided in the Senior Notes.

In connection with the issuance of the bonds, Ballard Spahr LLP provided Constellation with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated February 21, 2023 among Constellation, Barclays Capital, Inc., BNP Paribas Securities Corp., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.

Reference is made to the Form of Senior Note due 2028 attached as Exhibit 4.1 and the Form of Senior Note due 2033 attached as Exhibit 4.2 for additional covenants, events of default and other terms and conditions of the Senior Notes.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated February 21, 2023 among Constellation, Barclays Capital, Inc., BNP Paribas Securities Corp., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Form of 2028 Senior Note
4.2	Form of 2033 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

February 24, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated February 21, 2023 among Constellation, Barclays Capital, Inc., BNP Paribas Securities Corp., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Form of 2028 Senior Note
4.2	Form of 2033 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.